UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: July 31, 2019

Date of reporting period: July 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

ANNUAL REPORT	JULY 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the US Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-362-8333.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-362-8333. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all GQG Partners Funds if you invest directly with the Funds.

Investment Adviser:

GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

TABLE OF CONTENTS

Shareholder Letters	1

The Fund files its complete schedule of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

LETTERS TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Over the trailing 12-month period ending July 31, 2019, global equity markets have experienced several different investment environments over this relatively short period that one would expect to see over several years (or even a decade). While the fourth quarter of 2018 ended with a bang, so too did the first three months of 2019, but in opposite directions. During the fourth quarter of 2018, global equity markets fell across the board. However, the MSCI emerging markets index fell less than their developed market peers. For the four-month period ending July 31, 2019, performance has generally been biased to the upside but with periods of higher volatility, thus lower equity market returns, scattered throughout. As is often the case, emerging markets have experienced higher volatility than developed markets and the MSCI emerging markets index finished the twelve month period ending July 31, 2019 in the red.

Because short-term increments of returns can be quite noisy, I’m reminded of the words of the late Ben Graham by Warren Buffett in Buffett’s 1993 shareholder letter, “In the short-run, the market is a voting machine — reflecting a voter-registration test that requires only money, not intelligence or emotional stability — but in the long-run, the market is a weighing machine.” Translation: sentiment (and noise) drive market prices in the near term, but longer term, fundamentals (earnings) ultimately drive stock prices.

Despite the see-saw nature of global equity returns at an Index level, our emerging markets equity fund finished the 12-month period ending July 31, 2019, with a positive return on both an absolute and relative basis. Additionally, overall performance was not simply a style driven story (we will cover this further in the “Pulling it all Together” section).

As highlighted above, even though the MSCI emerging markets index posted a negative absolute return, our emerging markets fund posted a positive absolute return and represented the largest level of outperformance when comparing relative returns to our developed market funds. While the consumer staples sector was the largest contributor to relative returns, similar to our US and global funds, unlike our more developed market focused funds, the financials sector was the second largest contributor to relative returns in emerging markets.

Given the performance contrast, it’s important to remind investors of the differences, in our view, of the emerging markets vs. developed markets financials sectors. In emerging markets, we believe select financials companies, specifically banks, represent secular growth stories where strong franchises can generate double digit returns while still taking market share. In developed markets, low global rates combined with high competition makes for a much more cyclical return pattern, and this is reflected in sector returns. On a country basis, India and China drove relative returns, specifically Chinese telecom tower companies and spirits producers along with Indian financials.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

As highlighted in our January 31, 2019 semi-annual letter, we shifted our emerging markets fund into names that we believe with greater stability of earnings, such as select consumer staples and utilities companies, as rising rates led to attractive opportunities. While we always seek visibility on growth, this is what the market was offering us at the time that met both our earnings visibility requirement and offered reasonable valuations.

We do not believe that the market, reacting differently to similar sets of data between Q4 2018 and for the YTD period in 2019, provides us with much of a signal to make wholesale changes (the role of the Fed, on again off again Brexit talks, US-China trade war, etc.). Even though fund positioning that occurred in the second half of 2018 certainly benefited us over the 12-month period ending July 31, 2019, I want to emphasize that we are, in my view, conservatively positioned and we believe that in any stock market rally driven primarily by companies that appear “cheap” on a price-to-earnings or price-to-book value basis, our funds would lag on the upside.

In addition to the short-term noise and macro-driven headlines that have dominated equity market index returns, we should not underestimate how pivotal of a role psychology plays in investing, and we will further recap the 12-month period ending July 31, 2019 by first taking a look at a common bias as well as touch on everyone’s favorite conversation starter — the weather.

ON METEOROLOGY, PSYCHOLOGY AND EQUITY MARKETS

There’s a common phrase across the United States that is especially true here in South Florida: if you don’t like the weather, wait 10 minutes and it will most likely change. When you replace ‘10 minutes’ with a calendar quarter and you swap ‘weather’ for global equity markets, the phrase applies equally well. Despite all of the headlines, good or bad, major indices are beyond levels last seen in September 2018, completely erasing the losses that occurred in Q4 2018.

Additionally, it was about two years ago where the world was enamored with synchronized global growth, and now popular publications such as Barron’s are discussing a synchronized global recession. From the v-shaped performance of equity markets to the synchronized global recession (or lack thereof), we believe both items are good examples of what psychologists call the “availability bias” — those events that have high ease of retrieval and thus are most readily available in investors’ minds receive disproportionate weighting as regards to future outcomes.

Let me provide an illustration: the American Association of Individual Investors has been running a weekly survey since 1987, measuring its members’ bullish, neutral and bearish sentiment. This survey is fairly well known, often cited in publications such as Forbes and Bloomberg. It’s also rather simple — it asks participants what direction they feel the market will take over the next six months.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

Given the strength of the availability bias, it’s not that surprising then that sentiment reacted strongly after large moves in either direction. Heading into 2019, survey results rebounded as markets rebounded. Then, as global markets experienced a pullback in May 2019, bearish sentiment increased as future returns were predicted as being negative (which was then followed by a rebound in prices). Beyond the changes in investor sentiment, what makes the YTD period in 2019 a bit of a head-scratcher is that according to FactSet, earnings estimates have been declining all year despite double digit index returns. Since we believe that earnings ultimately drive stock prices, this chart lines up well with our decision to favor companies that may provide more certainty of earnings over absolute levels of growth, due to growth’s higher sensitivity to downward revisions. We also believe that this focus on companies with higher visibility on future earnings is what allowed us to navigate several very different regimes.

While we’ve demonstrated that psychology has an impact on investor behavior, I’d be remiss if I also didn’t address a key issue that has bubbled to the surface in recent weeks: liquidity.

A (BRIEF) HISTORY LESSON AND NOTES ON LIQUIDITY

In Greek mythology, the Sirens from Homer’s Odyssey represented a major contrast — the good news (pleasant singing) was met with bad news (shipwreck). However, it was more than curiosity that brought mythological sailors to the sounds of the Sirens — they were drawn to it, like gravity.

In a more modern context, I am quite certain that a now infamous quote from former Citigroup CEO Chuck Prince, noting: “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance. We’re still dancing.” He was hearing his own internal version of the Homerian tune — acknowledging that issues were going to arise just beyond the rocks where the Sirens sat, but finding the song far too appealing to ignore. Liquidity and its inverse, illiquidity, occupy similarly treacherous space. From a theoretical perspective, a risk premium is supposed to be associated with lower degrees of liquidity. It is alleged to explain returns across asset classes, from the small- versus large-cap differentials in equities, to maturity dates along the Treasury curve and privately versus publicly traded assets. If you are so inclined, searching for “Pastor-Stambaugh model” in your favorite web browser will yield several academic papers on the subject.

However, for most investors, I think the prospect of sifting through pieces of academic work on aggregate liquidity sensitivities can be aptly captured by a recent tweet from a sitting US president: “BORING!”

Thankfully, understanding all of the theoretical underpinnings of the subject is not necessary. Just as one need not understand precisely how a combustion engine works to operate a vehicle, understanding how impactful liquidity can be is as easy as a simple analogy: even if only 500 people are in a room designed for a maximum capacity of 750, the room will still be too small when someone smells smoke and everyone tries to exit simultaneously.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

In a theoretical construct, loading up on illiquid assets should be beneficial, potentially leading to higher returns with very little observable downside. Like the sailors of Homer’s Odyssey, investors are drawn to the sounds of higher returns. However, in both life and investing, there is no free lunch and a noted UK-based investment manager made headlines recently when some investors smelled the proverbial smoke. While coverage (particularly by the Financial Times) of this liquidity crisis has been legion, it is critical to understand the foundational consequences of another dimension of liquidity — mismatching the liquidity of the underlying assets to that of the investment vehicle holding those assets. Providing daily liquidity has been a positive trend in the investment industry, offering investors the reassurance of ready access to their invested funds as needed. Providing daily liquidity for an investment product whose growing asset pool does not trade on a daily basis, however, can be a bit problematic. Unfortunately, some investors will either not hear the music stop or find it too late to turn their ship, and the prospect of higher returns will ultimately prove to be rather ephemeral. It’s also why, here at GQG Partners, understanding how companies’ shares trade as well as who is on the other side of a transaction is part and parcel to sound portfolio management.

While standard finance literature ranks trader types along a spectrum of time and price motivated traders, it is not enough to know who’s on the other side of a trade, but to also understand where you fall on that list of traders. In the unfortunate scenario of a run on fund assets due to real or perceived illiquidity, as in the recent case of the ironically named H2O fund, having the market push you from a price-focused trader to a time-focused one can often mean a steep discount on your positions.

Because of this, I believe, that lower quality companies, even if they had higher average daily volume in benign times, have a much smaller pool of buyers ready to step in than a high-quality one. So, when we think about portfolio construction, we view quality from multiple dimensions, from fundamentals to liquidity and any associated discount.

I think it is helpful from time to time to step back and look at the world outside of the frenzied headlines that may or may not prove to be fleeting. Understanding the importance of liquidity, in all times, is key to portfolio management.

PULLING IT ALL TOGETHER

As I noted earlier, one of the many components to managing money is finding a way to battle our own psychology and the tendency to overweight events that easily come to mind.

Given the overall market environment, I think two items are worth highlighting:

Number one, since inception of the MSCI Emerging Markets Index, the period since 2013 has seen the longest sustained outperformance of growth relative to value as highlighted in chart below. On a rolling five-year basis, growth has basically outperformed value over every time period since 2013.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

Number two, and this should not be terribly surprising, as a byproduct of our stock selection process, our funds exhibit both growth and quality characteristics (generally more quality than growth, but we will focus on growth as it is often associated with the inverse of value). So, while style will always be impactful to returns in one way or another, our focus is always on stock selection and not top down macro nor sector views. Thankfully, as noted earlier, while style factors have provided a tailwind to our fund, ultimately stock selection has been the driver of relative returns for the 12-month ending July 31, 2019.

While we cannot rule out a mean-reverting scenario where more value-oriented companies rally strongly, thus causing our fund to underperform, this is not our base case and we remain positioned in companies that we feel give us higher degrees of earnings visibility.

However, as we often end our commentaries, our fund decisions are driven by data. We believe our process, through the lens of our research mosaic, helps us to better see the signal in all of the near-term noise. If we believe that signal is shifting, so will the fund.

Thank you for your trust in what we’re doing and thank you for being a part of GQG Partners.

Rajiv Jain

Portfolio Manager, GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

IMPORTANT INFORMATION FOR INVESTORS

Past performance does not guarantee future results.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

There are risks involved with investing in mutual funds, including loss of principal. There is no guarantee the fund will achieve its investment objective. There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities. The Fund is non-diversified.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

LETTERS TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Over the trailing 12-month period ending July 31, 2019, global equity markets have experienced several different investment environments over this relatively short period that one would expect to see over several years (or even a decade). While the fourth quarter of 2018 ended with a bang, so too did the first three months of 2019, but in opposite directions. In December 2018, the S&P 500 experienced its worst monthly loss since World War II. Then, during the first quarter of 2019, global equity markets saw broad-based, double-digit gains with the S&P 500 posting one of the strongest March returns in several decades. For the four-month period ending July 31, 2019, performance has generally been biased to the upside but with periods of higher volatility, thus lower equity market returns, scattered throughout. While we have focused on US markets above, this phenomenon of higher volatility is not unique to US equity markets.

Because short-term increments of returns can be quite noisy, I’m reminded of the words of the late Ben Graham by Warren Buffett in Buffett’s 1993 shareholder letter, “In the short-run, the market is a voting machine — reflecting a voter-registration test that requires only money, not intelligence or emotional stability — but in the long-run, the market is a weighing machine.” Translation: sentiment (and noise) drive market prices in the near term, but longer term, fundamentals (earnings) ultimately drive stock prices.

Despite the see-saw nature of global equity returns at an Index level, our US equity fund finished the 10-month period ending July 31, 2019, with a positive return on both an absolute basis, and relative basis. Additionally, overall performance was not simply a style driven story (we will cover this further in the “Pulling it all Together” section), despite a tailwind from both quality and growth, but a stock selection story, as noted below.

For the US fund, since inception on September 28, 2018, relative returns were led by the health care and consumer staples sectors, but were ultimately positive in 7 out of the 11 Global Industry Classification Standard (GICS) sectors, with no one sector detracting more than 0.55% from relative performance.

As highlighted in our January 31, 2019 semi-annual letter, we shifted our US portfolio into companies that we believe have greater stability of earnings, such as select consumer staples and utilities companies, as rising rates led to attractive opportunities. While we always seek visibility on growth, this is what the market was offering us at the time that met both our earnings visibility requirement and offered reasonable valuations.

We do not believe that the market, reacting differently to similar sets of data between Q4 2018 and for the YTD period in 2019, provides us with much of a signal to make wholesale changes (the role of the Fed, on again off again Brexit talks, US-China trade war, etc.). Even though this portfolio positioning certainly benefited us over the 10-month period ending July 31, 2019, and even more so in the tumultuous fourth quarter of 2018, I want to

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

emphasize that we are, in my view, conservatively positioned and we believe that in any stock market rally driven primarily by companies that appear “cheap” on a price-to-earnings or price-to-book value basis, our portfolios would lag on the upside.

Beyond the short-term noise and macro-driven headlines, we should not underestimate how pivotal of a role psychology plays in investing, and we will further recap the 10 month period ending July 31, 2019 by first taking a look at a common bias as well as touch on everyone’s favorite conversation starter — the weather.

ON METEOROLOGY, PSYCHOLOGY AND EQUITY MARKETS

There’s a common phrase across the United States that is especially true here in South Florida: if you don’t like the weather, wait 10 minutes and it will most likely change. When you replace ‘10 minutes’ with a calendar quarter and you swap ‘weather’ for global equity markets, the phrase applies equally well. Despite all of the headlines, good or bad, major indices are beyond levels last seen in September 2018, completely erasing the losses that occurred in Q4 2018.

Additionally, it was about two years ago where the world was enamored with synchronized global growth, and now popular publications such as Barron’s are discussing a synchronized global recession. From the v-shaped performance of equity markets to the synchronized global recession (or lack thereof), we believe both items are good examples of what psychologists call the “availability bias” — those events that have high ease of retrieval and thus are most readily available in investors’ minds receive disproportionate weighting as regards to future outcomes.

Let me provide an illustration: the American Association of Individual Investors has been running a weekly survey since 1987, measuring its members’ bullish, neutral and bearish sentiment. This survey is fairly well known, often cited in publications such as Forbes and Bloomberg. It’s also rather simple — it asks participants what direction they feel the market will take over the next six months.

Given the strength of the availability bias, it’s not that surprising then that sentiment reacted strongly after large moves in either direction. Heading into 2019, survey results rebounded as markets rebounded. Then, as global markets experienced a pullback in May 2019, bearish sentiment increased as future returns were predicted as being negative (which was then followed by a rebound in prices). Beyond the changes in investor sentiment, what makes the YTD period in 2019 a bit of a head-scratcher is that according to FactSet, earnings estimates have been declining all year despite double digit index returns. Since we believe that earnings ultimately drive stock prices, this chart lines up well with our decision to favor companies that may provide more certainty of earnings over absolute levels of growth, due to growth’s higher sensitivity to downward revisions. We also believe that this focus on companies with higher visibility on future earnings is what allowed us to navigate several very different regimes.

While we’ve demonstrated that psychology has an impact on investor behavior, I’d be remiss if I also didn’t address a key issue that has bubbled to the surface in recent weeks: liquidity.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

A (BRIEF) HISTORY LESSON AND NOTES ON LIQUIDITY

In Greek mythology, the Sirens from Homer’s Odyssey represented a major contrast — the good news (pleasant singing) was met with bad news (shipwreck). However, it was more than curiosity that brought mythological sailors to the sounds of the Sirens — they were drawn to it, like gravity.

In a more modern context, I am quite certain that a now infamous quote from former Citigroup CEO Chuck Prince, noting: “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance. We’re still dancing.” He was hearing his own internal version of the Homerian tune — acknowledging that issues were going to arise just beyond the rocks where the Sirens sat, but finding the song far too appealing to ignore. Liquidity and its inverse, illiquidity, occupy similarly treacherous space. From a theoretical perspective, a risk premium is supposed to be associated with lower degrees of liquidity. It is alleged to explain returns across asset classes, from the small- versus large-cap differentials in equities, to maturity dates along the Treasury curve and privately versus publicly traded assets. If you are so inclined, searching for “Pastor-Stambaugh model” in your favorite web browser will yield several academic papers on the subject.

However, for most investors, I think the prospect of sifting through pieces of academic work on aggregate liquidity sensitivities can be aptly captured by a recent tweet from a sitting US president: “BORING!”

Thankfully, understanding all of the theoretical underpinnings of the subject is not necessary. Just as one need not understand precisely how a combustion engine works to operate a vehicle, understanding how impactful liquidity can be is as easy as a simple analogy: even if only 500 people are in a room designed for a maximum capacity of 750, the room will still be too small when someone smells smoke and everyone tries to exit simultaneously.

In a theoretical construct, loading up on illiquid assets should be beneficial, potentially leading to higher returns with very little observable downside. Like the sailors of Homer’s Odyssey, investors are drawn to the sounds of higher returns. However, in both life and investing, there is no free lunch and a noted UK-based investment manager made headlines recently when some investors smelled the proverbial smoke. While coverage (particularly by the Financial Times) of this liquidity crisis has been legion, it is critical to understand the foundational consequences of another dimension of liquidity — mismatching the liquidity of the underlying assets to that of the investment vehicle holding those assets. Providing daily liquidity has been a positive trend in the investment industry, offering investors the reassurance of ready access to their invested funds as needed. Providing daily liquidity for an investment product whose growing asset pool does not trade on a daily basis, however, can be a bit problematic. Unfortunately, some investors will either not hear the music stop or find it too late to turn their ship, and the prospect of higher returns will ultimately prove to be rather ephemeral. It’s also why, here at GQG Partners, understanding how companies’ shares trade as well as who is on the other side of a transaction is part and parcel to sound portfolio management.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

While standard finance literature ranks trader types along a spectrum of time and price motivated traders, it is not enough to know who’s on the other side of a trade, but to also understand where you fall on that list of traders. In the unfortunate scenario of a run on fund assets due to real or perceived illiquidity, as in the recent case of the ironically named H2O fund, having the market push you from a price-focused trader to a time-focused one can often mean a steep discount on your positions.

Because of this, I believe, that lower quality companies, even if they had higher average daily volume in benign times, have a much smaller pool of buyers ready to step in than a high-quality one. So, when we think about portfolio construction, we view quality from multiple dimensions, from fundamentals to liquidity and any associated discount.

I think it is helpful from time to time to step back and look at the world outside of the frenzied headlines that may or may not prove to be fleeting. Understanding the importance of liquidity, in all times, is key to portfolio management.

PULLING IT ALL TOGETHER

As I noted earlier, one of the many components to managing money is finding a way to battle our own psychology and the tendency to overweight events that easily come to mind.

Given the overall market environment, I think two items are worth highlighting:

Number one, since inception of the Russell 1000 Growth, the post-Global Financial Crisis period has seen the longest sustained outperformance of growth relative to value as highlighted in the chart below. On a rolling five-year basis, growth has basically outperformed value over every time period since 2009 and it has grown stronger in the immediate past.

Number two, and this should not be terribly surprising, as a byproduct of our stock selection process, our portfolios exhibit both growth and quality characteristics (generally more quality than growth, but we will focus on growth as it is often associated with the inverse of value). So, while style will always be impactful to returns in one way or another, our focus is always on stock selection and not top down macro nor sector views. Thankfully, as noted

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

earlier, while style factors have provided a tailwind to our portfolio, ultimately stock selection has been the driver of relative returns for the 10-months ending July 31, 2019.

While we cannot rule out a mean-reverting scenario where more value-oriented companies rally strongly, thus causing our portfolio to underperform, this is not our base case and we remain positioned in companies that we feel give us higher degrees of earnings visibility.

However, as we often end our commentaries, our portfolio decisions are driven by data. We believe our process, through the lens of our research mosaic, helps us to better see the signal in all of the near-term noise. If we believe that signal is shifting, so will the portfolio.

Thank you for your trust in what we’re doing and thank you for being a part of GQG Partners.

Rajiv Jain

Portfolio Manager, GQG Partners LLC

IMPORTANT INFORMATION FOR INVESTORS

Past performance does not guarantee future results.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

There are risks involved with investing in mutual funds, including loss of principal. There is no guarantee the fund will achieve its investment objective. Stock prices of small and mid-size companies may be more volatile and less liquid than those of large companies. There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities. The Fund is non-diversified.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

LETTERS TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Since the inception of our global equity mutual fund on March 29, 2019, global equity markets have generally been positive, with the exception of emerging markets. Fortunately for our returns, emerging markets as of July 31, 2019 averaged less than 10% of the global equity fund over the four months since inception.

Because short-term increments of returns can be quite noisy, I’m reminded of the words of the late Ben Graham by Warren Buffett in Buffett’s 1993 shareholder letter, “In the short-run, the market is a voting machine — reflecting a voter-registration test that requires only money, not intelligence or emotional stability — but in the long-run, the market is a weighing machine.” Translation: sentiment (and noise) drive market prices in the near term, but longer term, fundamentals (earnings) ultimately drive stock prices.

Despite the see-saw nature of global equity returns at an Index level, our global equity fund finished the four month period ending July 31, 2019, with a positive return on both an absolute basis, and relative basis. Additionally, overall performance was not simply a style driven story (we will cover this further in the “Pulling it all Together” section), despite a tailwind from both quality and growth, but a stock selection story.

For the Global Equity Fund, since inception on March 29, 2019, relative returns were led by positive stock selection in the consumer staples and health care sectors. On a country basis, stock selection in India and the United States drove relative returns.

Admittedly, our fund currently exhibits, in our assessment, a high degree of earnings stability. This positioning is reflected in our relative overweight to the consumer staples, health care and information technology sectors. Given what we believe to be growth stocks sensitivity to price to earnings multiple declines, if growth slows at all, we are cognizant of the prices paid for high growth stocks. While we always seek prices commensurate with our assessment of risk, given the outperformance of growth stocks relative to value stocks (highlighted later under the Pulling It All Together section) we believe it’s even more important at this point in the market cycle. With that being said, given our underweight to sectors such as consumer discretionary, energy and industrials, any stock market rally driven by these more cyclical sectors will most likely see our fund lag on the upside.

Even though the fund launched only four months ago, and thus performance history is relatively short, I’d be remiss if I didn’t address a very important topic and one that has bubbled to the surface over the past couple of months: the important of liquidity.

A (BRIEF) HISTORY LESSON AND NOTES ON LIQUIDITY

In Greek mythology, the Sirens from Homer’s Odyssey represented a major contrast — the good news (pleasant singing) was met with bad news (shipwreck). However, it was more than curiosity that brought mythological sailors to the sounds of the Sirens — they were drawn to it, like gravity.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

In a more modern context, I am quite certain that a now infamous quote from former Citigroup CEO Chuck Prince, noting: “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance. We’re still dancing.” He was hearing his own internal version of the Homerian tune — acknowledging that issues were going to arise just beyond the rocks where the Sirens sat, but finding the song far too appealing to ignore. Liquidity and its inverse, illiquidity, occupy similarly treacherous space. From a theoretical perspective, a risk premium is supposed to be associated with lower degrees of liquidity. It is alleged to explain returns across asset classes, from the small- versus large-cap differentials in equities, to maturity dates along the Treasury curve and privately versus publicly traded assets. If you are so inclined, searching for “Pastor-Stambaugh model” in your favorite web browser will yield several academic papers on the subject.

However, for most investors, I think the prospect of sifting through pieces of academic work on aggregate liquidity sensitivities can be aptly captured by a recent tweet from a sitting US president: “BORING!”

Thankfully, understanding all of the theoretical underpinnings of the subject is not necessary. Just as one need not understand precisely how a combustion engine works to operate a vehicle, understanding how impactful liquidity can be is as easy as a simple analogy: even if only 500 people are in a room designed for a maximum capacity of 750, the room will still be too small when someone smells smoke and everyone tries to exit simultaneously.

In a theoretical construct, loading up on illiquid assets should be beneficial, potentially leading to higher returns with very little observable downside. Like the sailors of Homer’s Odyssey, investors are drawn to the sounds of higher returns. However, in both life and investing, there is no free lunch and a noted UK-based investment manager made headlines recently when some investors smelled the proverbial smoke. While coverage (particularly by the Financial Times) of this liquidity crisis has been legion, it is critical to understand the foundational consequences of another dimension of liquidity — mismatching the liquidity of the underlying assets to that of the investment vehicle holding those assets. Providing daily liquidity has been a positive trend in the investment industry, offering investors the reassurance of ready access to their invested funds as needed. Providing daily liquidity for an investment product whose growing asset pool does not trade on a daily basis, however, can be a bit problematic. Unfortunately, some investors will either not hear the music stop or find it too late to turn their ship, and the prospect of higher returns will ultimately prove to be rather ephemeral. It’s also why, here at GQG Partners, understanding how companies’ shares trade as well as who is on the other side of a transaction is part and parcel to sound portfolio management.

While standard finance literature ranks trader types along a spectrum of time and price motivated traders, it is not enough to know who’s on the other side of a trade, but to also understand where you fall on that list of traders. In the unfortunate scenario of a run on fund assets due to real or perceived illiquidity, as in the recent case of the ironically named H2O

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

fund, having the market push you from a price-focused trader to a time-focused one can often mean a steep discount on your positions.

Because of this, I believe, that lower quality companies, even if they had higher average daily volume in benign times, have a much smaller pool of buyers ready to step in than a high-quality one. So, when we think about portfolio construction, we view quality from multiple dimensions, from fundamentals to liquidity and any associated discount.

I think it is helpful from time to time to step back and look at the world outside of the frenzied headlines that may or may not prove to be fleeting. Understanding the importance of liquidity, in all times, is key to portfolio management.

PULLING IT ALL TOGETHER

As I noted earlier, one of the many components to managing money is finding a way to battle our own psychology and the tendency to overweight events that easily come to mind.

Given the overall market environment, I think two items are worth highlighting:

Number one, since inception of the MSCI ACWI, the post-Global Financial Crisis period has seen the longest sustained outperformance of growth relative to value as highlighted in the chart. On a rolling five-year basis, growth has basically outperformed value over every time period since 2009 and it has grown stronger in the immediate past.

Number two, and this should not be terribly surprising, as a byproduct of our stock selection process, our funds exhibit both growth and quality characteristics (generally more quality than growth, but we will focus on growth as it is often associated with the inverse of value). So, while style will always be impactful to returns in one way or another, our focus is always on stock selection and not top down macro nor sector views. Thankfully, as noted earlier, while style factors have provided a tailwind to our fund, ultimately stock selection has been the driver of relative returns for the four months ending July 31, 2019.

While we cannot rule out a mean-reverting scenario where more value-oriented companies rally strongly, thus causing our fund to underperform, this is not our base case and we remain positioned in companies that we feel give us higher degrees of earnings visibility.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

However, as we often end our commentaries, our fund decisions are driven by data. We believe our process, through the lens of our research mosaic, helps us to better see the signal in all of the near-term noise. If we believe that signal is shifting, so will the fund.

Thank you for your trust in what we’re doing and thank you for being a part of GQG Partners.

Rajiv Jain

Portfolio Manager, GQG Partners LLC

IMPORTANT INFORMATION FOR INVESTORS

Past performance does not guarantee future results.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

There are risks involved with investing in mutual funds, including loss of principal. There is no guarantee the fund will achieve its investment objective. There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities. The Fund is non-diversified.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalization of that index.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2019*
	One Year Return	Annualized Inception to Date
Investor Shares†	6.10%	11.34%
Institutional Shares	6.31%	11.60%
R6 Shares†	6.23%	11.57%
MSCI Emerging Markets Index	-2.18%	10.59%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 16.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality Equity Fund, Institutional Shares versus the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2019*
Cumulative Inception to Date
Investor Shares†	7.20%
Institutional Shares	7.33%
R6 Shares†	7.43%
S&P 500 Index	3.99%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 16.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund, Institutional Shares versus the MSCI All Country World (Net) Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2019*
Cumulative Inception to Date
Investor Shares†	4.80%
Institutional Shares	4.80%
R6 Shares†	4.80%
MSCI All Country World (Net) Index	3.93%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 16.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.7%

	Shares	Value
BRAZIL — 1.6%
Equatorial Energia	741,906	$18,692,577
Transmissora Alianca de Energia Eletrica	1,327,103	9,777,094

		28,469,671

CHINA — 17.7%
Alibaba Group Holding ADR *	101,135	17,507,480
China Resources Gas Group	2,463,212	12,483,488
China Tower, Cl H (A)	164,104,675	42,625,068
Guangdong Investment	20,884,713	43,968,956
Jiangsu Hengrui Medicine, Cl A	1,756,180	17,034,221
Kingdee International Software Group	4,407,191	4,238,874
Kweichow Moutai, Cl A	321,582	45,251,652
Ping An Insurance Group of China, Cl A	562,738	7,173,968
Ping An Insurance Group of China, Cl H	1,246,891	14,794,592
Shanghai International Airport, Cl A	2,201,572	26,404,084
Tencent Holdings	998,791	46,627,710
Wuliangye Yibin, Cl A	1,906,303	33,201,271
Yunnan Baiyao Group, Cl A	962,289	10,587,405

		321,898,769

HONG KONG — 12.1%
AIA Group	6,925,544	71,326,587
CK Infrastructure Holdings	4,413,697	34,273,232

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

HONG KONG (continued)
CLP Holdings	1,630,652	$17,748,777
Hong Kong Exchanges & Clearing	232,896	7,879,660
Jinxin Fertility Group * (A)	2,676,288	3,303,005
Link REIT	4,426,785	51,465,129
MTR	5,272,537	34,637,178

		220,633,568

INDIA — 24.5%
Bajaj Finserv	439,923	26,770,812
HDFC Bank ADR	460,329	52,928,628
HDFC Bank	1,059,812	34,696,971
Housing Development Finance	3,363,604	103,832,302
Infosys ADR	2,495,037	28,243,819
Infosys	4,265,705	49,012,461
Kotak Mahindra Bank	1,655,183	36,581,890
Reliance Industries	3,045,634	51,606,361
Tata Consultancy Services	1,344,549	43,138,074
United Breweries	850,596	17,493,002

		444,304,320

INDONESIA — 7.5%
Bank Central Asia	36,960,013	81,562,252
Bank Rakyat Indonesia Persero	139,659,456	44,501,574
Sarana Menara Nusantara	207,162,413	10,946,587

		137,010,413

MALAYSIA — 0.8%
IHH Healthcare	10,188,512	14,132,619

MEXICO — 2.0%
Fomento Economico Mexicano ADR	255,877	23,208,044
Wal-Mart de Mexico	4,210,880	12,544,628

		35,752,672

NETHERLANDS — 5.1%
Heineken	347,987	37,549,239
Unilever	947,262	55,073,472

		92,622,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

PHILIPPINES — 0.4%
Universal Robina	2,271,617	$7,118,221

RUSSIA — 6.0%
LUKOIL PJSC	301,333	24,830,191
Polyus PJSC GDR	359,550	18,348,034
Polyus PJSC GDR	170,678	8,691,657
Sberbank of Russia PJSC	8,766,070	32,269,752
Yandex, Cl A *	656,194	25,735,929

		109,875,563

SINGAPORE — 3.7%
Ascendas Real Estate Investment Trust	11,663,181	26,037,736
Singapore Exchange	3,859,352	22,271,140
Singapore Technologies Engineering	6,153,825	19,001,305

		67,310,181

SOUTH KOREA — 1.9%
Macquarie Korea Infrastructure Fund	2,103,360	20,713,302
Samsung Fire & Marine Insurance	61,594	13,701,412

		34,414,714

TAIWAN — 0.7%
Chailease Holding	2,849,481	11,998,700

THAILAND — 6.1%
Bangkok Dusit Medical Services	33,911,213	27,514,944
CP ALL	14,216,547	40,082,760
Electricity Generating	2,440,606	26,048,230
Thai Beverage	28,561,502	17,408,958

		111,054,892

UNITED KINGDOM — 1.9%
Coca-Cola HBC *	1,016,883	35,198,141

UNITED STATES — 1.7%

Consumer Staples — 1.1%
Coca-Cola	366,973	19,313,789

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

Information Technology — 0.6%
EPAM Systems *	55,147	$10,686,937

Total United States		30,000,726

Total Common Stock (Cost $1,505,071,116)		1,701,795,881

PARTICIPATION NOTES — 1.0%

	Shares	Value

CHINA — 1.0%
Kweichow Moutai, Expires 3/31/2020 *	56,270	7,870,049
Wuliangye Yibin, Expires 3/31/2020 *	561,664	9,749,585

Total Participation Notes (Cost $10,826,210)		17,619,634

Total Investments — 94.7% (Cost $1,515,897,326)		$1,719,415,515

Percentages are based on Net Assets of $1,815,161,425.

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

ADR	—	American Depositary Receipt
CI	—	Class
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2019

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$28,469,671	$—	$—	$28,469,671
China	17,507,480	304,391,289	—	321,898,769
Hong Kong	—	220,633,568	—	220,633,568
India	81,172,447	363,131,873	—	444,304,320
Indonesia	—	137,010,413	—	137,010,413
Malaysia	—	14,132,619	—	14,132,619
Mexico	35,752,672	—	—	35,752,672
Netherlands	—	92,622,711	—	92,622,711
Philippines	—	7,118,221	—	7,118,221
Russia	91,527,529	18,348,034	—	109,875,563
Singapore	—	67,310,181	—	67,310,181
South Korea	—	34,414,714	—	34,414,714
Taiwan	—	11,998,700	—	11,998,700
Thailand	—	111,054,892	—	111,054,892
United Kingdom	—	35,198,141	—	35,198,141
United States	30,000,726	—	—	30,000,726

Total Common Stock	$284,430,525	$1,417,365,356	$—	$1,701,795,881

Participation Notes
China	—	17,619,634	—	17,619,634

Total Investments in Securities	$284,430,525	$1,434,984,990	$—	$1,719,415,515

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

Transfers, if any, between levels are considered to have occurred as of the end of each reporting period for purposes of this report. Comparing this reporting period ending on July 31, 2019 to the prior year end July 31, 2018, there were transfers $743,356,966 from Level 1 to Level 2 resulting from the fair valuation of foreign equity securities on July 31, 2019.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.1%

	Shares	Value
SWITZERLAND — 3.5%
Nestle ADR	14,959	$1,586,851

UNITED KINGDOM — 2.7%
AstraZeneca ADR	28,117	1,220,559

UNITED STATES — 89.9%

Communication Services — 10.5%
Alphabet, Cl C *	1,890	2,299,525
Charter Communications, Cl A *	2,798	1,078,293
Facebook, Cl A *	6,871	1,334,554

		4,712,372

Consumer Staples — 8.9%
Coca-Cola	21,593	1,136,440
Philip Morris International	11,253	940,863
Procter & Gamble	16,475	1,944,709

		4,022,012

Financials — 7.6%
Blackstone Group, Cl A	4,644	222,819
Intercontinental Exchange	20,673	1,816,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

Financials (continued)
US Bancorp	24,361	$1,392,231

		3,431,380

Health Care — 19.4%
Abbott Laboratories	25,318	2,205,198
Becton Dickinson and Co.	3,238	818,566
Intuitive Surgical *	1,004	521,588
Merck	12,446	1,032,894
Stryker	5,391	1,130,924
Teleflex	2,802	951,952
UnitedHealth Group	8,382	2,087,202

		8,748,324

Industrials — 3.0%
Lockheed Martin	3,731	1,351,256

Information Technology — 35.8%
Adobe *	5,673	1,695,433
Automatic Data Processing	14,281	2,378,072
Mastercard, Cl A	10,046	2,735,225
Microsoft	20,025	2,728,807
salesforce.com *	15,481	2,391,814
ServiceNow *	3,571	990,560
Visa, Cl A	10,560	1,879,680
Workday, Cl A *	6,767	1,353,264

		16,152,855

Utilities — 4.7%
CMS Energy	13,766	801,456
NextEra Energy	6,368	1,319,259

		2,120,715

Total United States		40,538,914

Total Common Stock (Cost $39,438,740)		43,346,324

Total Investments — 96.1% (Cost $39,438,740)		$43,346,324

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2019

Percentages	are based on Net Assets of $45,084,972.

*	Non-income producing security.

ADR	—	American Depositary Receipt
Cl	—	Class

As of July 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2 or Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 81.1%

	Shares	Value

CANADA — 0.8%
Fortis	3,781	$149,783

CHINA — 0.3%
Tencent Holdings	990	46,217

FRANCE — 5.4%
Air Liquide	2,840	394,496
L’Oreal	1,061	285,076
Safran	2,055	296,528

		976,100

GERMANY — 2.0%
Deutsche Boerse	2,379	332,727
SAP ADR	278	34,202

		366,929

INDIA — 4.0%
HDFC Bank ADR	6,241	717,590

INDONESIA — 1.0%
Bank Central Asia	77,187	170,334

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

JAPAN — 1.2%
Tokio Marine Holdings	4,007	$213,100

NETHERLANDS — 4.4%
Heineken	2,132	230,052
Unilever	9,521	553,547

		783,599

SWITZERLAND — 5.3%
Nestle	4,635	492,632
Novartis	5,095	469,253

		961,885

UNITED KINGDOM — 4.0%
AstraZeneca ADR	10,140	440,177
Diageo	6,712	282,787

		722,964

UNITED STATES — 52.7%

Communication Services — 7.6%
Alphabet, Cl C *	697	848,026
Charter Communications, Cl A *	684	263,600
Facebook, Cl A *	1,333	258,909

		1,370,535

Consumer Staples — 4.0%
Philip Morris International	2,012	168,223
Procter & Gamble	4,736	559,037

		727,260

Financials — 4.3%
Blackstone Group, Cl A	523	25,093
Intercontinental Exchange	5,045	443,254
US Bancorp	5,440	310,896

		779,243

Health Care — 11.5%
Abbott Laboratories	6,706	584,093
Becton Dickinson and Co.	943	238,390
Intuitive Surgical *	294	152,736
Merck	3,016	250,298

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

COMMON STOCK — continued

	Shares	Value

Health Care (continued)
Stryker	1,145	$240,198
UnitedHealth Group	2,454	611,071

		2,076,786

Industrials — 0.0%
Raytheon	38	6,927

Information Technology — 22.1%
Adobe *	1,726	515,833
Automatic Data Processing	2,060	343,031
Mastercard, Cl A	2,771	754,460
Microsoft	6,078	828,249
salesforce.com *	4,146	640,557
ServiceNow *	931	258,250
Visa, Cl A	2,189	389,642
Workday, Cl A *	1,244	248,775
Zoom Video Communications, Cl A *	37	3,534

		3,982,331

Utilities — 3.2%
CMS Energy	3,965	230,842
NextEra Energy	1,622	336,030

		566,872

Total United States		9,509,954

Total Common Stock (Cost $13,915,472)		14,618,455

Total Investments — 81.1% (Cost $13,915,472)		$14,618,455

Percentages are based on Net Assets of $18,035,640

*	Non-income producing security.

ADR	—	American Depositary Receipt
CI	—	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2019

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$149,783	$—	$—	$149,783
China	—	46,217	—	46,217
France	—	976,100	—	976,100
Germany	34,202	332,727	—	366,929
India	717,590	—	—	717,590
Indonesia	—	170,334	—	170,334
Japan	—	213,100	—	213,100
Netherlands	—	783,599	—	783,599
Switzerland	—	961,885	—	961,885
United Kingdom	440,177	282,787	—	722,964
United States	9,509,954	—	—	9,509,954

Total Common Stock	$10,851,706	$3,766,749	$—	$14,618,455

Total Investments in Securities	$10,851,706	$3,766,749	$—	$14,618,455

Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

For the year ended July 31, 2019, there have been no transfers between Level 1 and Level 2 or Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Assets:
Investments, at Value (Cost $1,515,897,326, $39,438,740 and $13,915,472)	$1,719,415,515	$43,346,324	$14,618,455
Foreign Currency, at Value (Cost $2,943,583, $– and $16)	2,943,642	–	15
Cash	88,037,266	2,132,951	820,852
Receivable for Investment Securities Sold	20,903,759	389,245	–
Receivable for Capital Shares Sold	9,515,190	55	2,705,790
Dividend and Interest Receivable	2,365,646	25,979	10,461
Unrealized Gain on Foreign Spot Currency Contracts	9,999	–	–
Receivable for Shareholder Servicing Fees, Investor Shares	914	–	–
Reclaim Receivable	–	–	3,413
Deferred Offering Costs (Note 2)	–	14,213	94,513
Receivable from Investment Advisor	–	8,670	–
Other Prepaid Expenses	95,881	4,013	1,740

Total Assets	1,843,287,812	45,921,450	18,255,239

Liabilities:
Payable for Investment Securities Purchased	19,208,778	782,617	160,298
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,092,853	–	–
Payable for Capital Shares Redeemed	1,219,236	–	–
Payable to Investment Adviser	1,210,455	–	8,665
Payable to Administrator	104,515	7,219	7,219
Audit Fee Payable	24,900	24,400	25,000
Chief Compliance Officer Fees Payable	2,268	56	18
Payable to Trustees	260	6	2
Unrealized Loss on Foreign Spot Currency Contracts	–	–	22
Shareholder Servicing Fees Payable, Investor Shares	–	73	138
Other Accrued Expenses and Other Payables	263,122	22,107	18,237

Total Liabilities	28,126,387	836,478	219,599

Net Assets	$1,815,161,425	$45,084,972	$18,035,640

Net Assets Consist of:
Paid-in Capital	$1,731,446,720	$41,703,070	$17,438,492
Total Distributable Earnings	83,714,705	3,381,902	597,148

Net Assets	$1,815,161,425	$45,084,972	$18,035,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investor Shares:
Net Assets	$18,123,834	$376,686	$334,022
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,382,738	35,177	31,881
Net Asset Value, Offering and Redemption Price Per Share	$13.11	$10.71	$10.48

Institutional Shares:
Net Assets	$1,783,796,130	$44,439,807	$17,439,440
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	135,684,562	4,144,467	1,663,733
Net Asset Value, Offering and Redemption Price Per Share	$13.15	$10.72	$10.48

R6 Shares:
Net Assets	$13,241,461	$268,479	$262,178
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,007,367	25,029	25,012
Net Asset Value, Offering and Redemption Price Per Share	$13.14	$10.73	$10.48

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
FOR THE YEAR OR PERIOD ENDED
JULY 31, 2019

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund*	GQG Partners Global Quality Equity Fund**
Investment Income:
Dividends	$30,228,818	$250,603	$68,450
Interest	1,005,914	16,972	4,146
Less: Foreign Taxes Withheld	(1,993,419)	(1,208)	(4,703)

Total Investment Income	29,241,313	266,367	67,893

Expenses:
Investment Advisory Fees	10,839,822	96,114	27,003
Administration Fees	897,946	70,796	28,410
Trustees’ Fees	21,584	297	49
Shareholder Serving Fees, Investor Shares	19,821	467	139
Chief Compliance Officer Fees	7,223	439	18
Custodian Fees	407,284	4,370	7,922
Transfer Agent Fees	193,798	64,476	24,856
Registration and Filing Fees	120,301	6,420	1,315
Legal Fees	104,764	1,866	157
Printing Fees	47,894	7,591	9,516
Audit Fees	25,567	24,400	25,000
Offering Costs	–	74,741	48,629
Other Expenses	44,293	11,174	2,850

Total Expenses	12,730,297	363,151	175,864

Less:
Waiver of Investment Advisory Fees	(732,729)	(96,114)	(27,003)
Reimbursement of other Operating Expenses	–	(153,180)	(117,564)

Net Expenses	11,997,568	113,857	31,297

Net Investment Income	17,243,745	152,510	36,596

Net Realized Loss on:
Investments	(82,815,067)	(665,099)	(161,662)
Foreign Currency Transactions	(1,458,542)	–	(3,093)

Net Realized Loss	(84,273,609)	(665,099)	(164,755)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	178,717,912	3,907,584	702,983
Accrued Foreign Capital Gains Tax on Appreciated Securities	(3,747,675)	–	–
Foreign Currency Translation	9,045	–	(11)

Net Change in Unrealized Appreciation (Depreciation)	174,979,282	3,907,584	702,972

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	90,705,673	3,242,485	538,217

Net Increase in Net Assets Resulting from Operations	$107,949,418	$3,394,995	$574,813

*	Commenced operations on September 28, 2018.
**	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations:
Net Investment Income	$17,243,745	$4,644,544
Net Realized Loss on Investments and Foreign Currency Transactions	(84,273,609)	(41,874,583)
Net Change in Unrealized Appreciation on Investments, accrued foreign capital gains tax on appreciated securities and Foreign Currency Translation	174,979,282	8,399,961

Net Increase (Decrease) in Net Assets Resulting From Operations	107,949,418	(28,830,078)

Distributions(1)
Investor Shares	(51,676)	(11,557)
Institutional Shares	(7,530,755)	(1,215,032)
R6 Shares	(47,997)	(1,014)

Total Distributions	(7,630,428)	(1,227,603)

Capital Share Transactions (2):
Investor Shares
Issued	12,272,467	12,475,296
Reinvestment of Distributions	51,355	11,205
Redeemed	(4,773,667)	(4,140,798)

Net Investor Shares Transactions	7,550,155	8,345,703

Institutional Shares
Issued	1,183,375,454	813,614,890
Reinvestment of Distributions	5,034,434	496,879
Redeemed	(431,645,291)	(58,270,393)

Net Institutional Shares Transactions	756,764,597	755,841,376

R6 Shares
Issued	8,171,345	6,666,702
Reinvestment of Distributions	47,997	1,014
Redeemed	(1,466,155)	(693,615)

Net R6 Shares Transactions	6,753,187	5,974,101

Net Increase in Net Assets From Capital Share Transactions	771,067,939	770,161,180

Total Increase in Net Assets	871,386,929	740,103,499

Net Assets:
Beginning of Period	943,774,496	203,670,997

End of Period (3)	$1,815,161,425	$943,774,496

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 11).
(2)	See Note 7 in Notes to Financial Statements.
(3)	Includes undistributed net invested income of $3,147,050 as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended July 31, 2019*
Operations:
Net Investment Income	$152,510
Net Realized Loss on Investments	(665,099)
Net Change in Unrealized Appreciation on Investments	3,907,584

Net Increase in Net Assets Resulting From Operations	3,394,995

Distributions(1)
Investor Shares	(1,436)
Institutional Shares	(11,389)
R6 Shares	(268)

Total Distributions	(13,093)

Capital Share Transactions (2):
Investor Shares
Issued	1,715,089
Reinvestment of Distributions	1,436
Redeemed	(1,308,465)

Net Investor Shares Transactions	408,060

Institutional Shares
Issued	41,121,984
Reinvestment of Distributions	11,390
Redeemed	(88,630)

Net Institutional Shares Transactions	41,044,744

R6 Shares
Issued	250,100
Reinvestment of Distributions	268
Redeemed	(102)

Net R6 Shares Transactions	250,266

Net Increase in Net Assets From Capital Share Transactions	41,703,070

Total Increase in Net Assets	45,084,972

Net Assets:
Beginning of Period	–

End of Period	$45,084,972

*	Commenced operations on September 28, 2018.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification (See Note 11).
(2)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended July 31, 2019*
Operations:
Net Investment Income	$36,596
Net Realized Loss on Investments and Foreign Currency Transactions	(164,755)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	702,972

Net Increase in Net Assets Resulting From Operations	574,813

Capital Share Transactions (1):
Investor Shares
Issued	349,477
Redeemed	(29,915)

Net Investor Shares Transactions	319,562

Institutional Shares
Issued	16,931,149
Redeemed	(40,000)

Net Institutional Shares Transactions	16,891,149

R6 Shares
Issued	250,116

Net R6 Shares Transactions	250,116

Net Increase in Net Assets From Capital Share Transactions	17,460,827

Total Increase in Net Assets	18,035,640

Net Assets:
Beginning of Period	–

End of Period	$18,035,640

*	Commenced operations on March 29, 2019.
(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)

Net Asset Value, Beginning of Year/Period	$12.43	$12.14	$10.00

Income from Investment Operations:

Net Investment Income*	0.14	0.07	0.12

Net Realized and Unrealized Gain	0.61	0.24^	2.02

Total from Investment Operations	0.75	0.31	2.14

Dividends and Distributions:

Net Investment Income	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.07)	(0.02)	—

Net Asset Value, End of Year/Period	$13.11	$12.43	$12.14

Total Return†	6.10%	2.57%	21.40%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$18,124	$9,932	$2,123

Ratio of Expenses to Average Net Assets	1.20%	1.26%	1.33%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.26%	1.33%	1.95%††

Ratio of Net Investment Income to Average Net Assets	1.17%	0.55%	1.83%††

Portfolio Turnover Rate	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)

Net Asset Value, Beginning of Year/Period	$12.47	$12.17	$10.00

Income from Investment Operations:

Net Investment Income*	0.18	0.10	0.14

Net Realized and Unrealized Gain	0.59	0.23^	2.03

Total from Investment Operations	0.77	0.33	2.17

Dividends and Distributions:

Net Investment Income	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.09)	(0.03)	—

Net Asset Value, End of Year/Period	$13.15	$12.47	$12.17

Total Return†	6.31%	2.72%	21.70%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$1,783,796	$928,267	$201,233

Ratio of Expenses to Average Net Assets	1.01%	1.08%	1.08%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.07%	1.15%	1.69%††

Ratio of Net Investment Income to Average Net Assets	1.46%	0.79%	2.08%††

Portfolio Turnover Rate	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)

Net Asset Value, Beginning of Year/Period	$12.47	$12.17	$10.00

Income from Investment Operations:

Net Investment Income*	0.19	0.14	0.10

Net Realized and Unrealized Gain	0.57	0.19^	2.07

Total from Investment Operations	0.76	0.33	2.17

Dividends and Distributions:

Net Investment Income	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.09)	(0.03)	—

Net Asset Value, End of Year/Period	$13.14	$12.47	$12.17

Total Return†	6.23%	2.72%	21.70%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$13,241	$5,575	$315

Ratio of Expenses to Average Net Assets	1.01%	1.08%	1.08%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.07%	1.15%	1.85%††

Ratio of Net Investment Income to Average Net Assets	1.57%	1.06%	1.53%††

Portfolio Turnover Rate	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Investor Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.07

Net Realized and Unrealized Gain	0.65

Total from Investment Operations	0.72

Dividends and Distributions:

Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$10.71

Total Return†	7.20%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$377

Ratio of Expenses to Average Net Assets	0.71%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	4.18%††

Ratio of Net Investment Income to Average Net Assets	0.87%††

Portfolio Turnover Rate	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Institutional Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.07

Net Realized and Unrealized Gain	0.66

Total from Investment Operations	0.73

Dividends and Distributions:

Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$10.72

Total Return†	7.33%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$44,440

Ratio of Expenses to Average Net Assets	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.82%††

Ratio of Net Investment Income to Average Net Assets	0.79%††

Portfolio Turnover Rate	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

R6 Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.08

Net Realized and Unrealized Gain	0.66

Total from Investment Operations	0.74

Dividends and Distributions:

Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$10.73

Total Return†	7.43%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$268

Ratio of Expenses to Average Net Assets	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	3.76%††

Ratio of Net Investment Income to Average Net Assets	0.99%††

Portfolio Turnover Rate	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Investor Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.03

Net Realized and Unrealized Gain	0.45

Total from Investment Operations	0.48

Net Asset Value, End of Period	$10.48

Total Return†	4.80%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$334

Ratio of Expenses to Average Net Assets	0.90%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	3.91%††

Ratio of Net Investment Income to Average Net Assets	0.74%††

Portfolio Turnover Rate	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Institutional Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.03

Net Realized and Unrealized Gain	0.45

Total from Investment Operations	0.48

Net Asset Value, End of Period	$10.48

Total Return†	4.80%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$17,439

Ratio of Expenses to Average Net Assets	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	3.75%††

Ratio of Net Investment Income to Average Net Assets	0.88%††

Portfolio Turnover Rate	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

R6 Shares
Period Ended July 31, 2019 (1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Income*	0.03

Net Realized and Unrealized Gain	0.45

Total from Investment Operations	0.48

Net Asset Value, End of Period	$10.48

Total Return†	4.80%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$262

Ratio of Expenses to Average Net Assets	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	3.77%††

Ratio of Net Investment Income to Average Net Assets	0.95%††

Portfolio Turnover Rate	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds are classified as “non-diversified,” which means that each may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund and the GQG Partners Global Quality Equity Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended July 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended July 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $6,092,853 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of July 31, 2019, the GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund have $14,213, and $94,513 remaining to be amortized as presented on the statements of assets and liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2019, GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund were charged $897,946, $70,796, and $28,410 respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC (“the Adviser”) provides investment advisory services to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund at a fee calculated at an annual rate of 0.90%, 0.50%, and 0.65%, respectively, of the Funds’ average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points, 59 basis points and 75 basis points as set forth below until January 1, 2020, November 30, 2019, and April 1, 2020 (the “Contractual Expense Limit”), respectively. The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 1, 2020, November 30, 2019 or April 1, 2020 as applicable. As of July 31, 2019, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement for the GQG Partners Emerging Markets Equity Fund, to the Adviser were $263,081 expiring in 2020, $430,982 expiring in 2021, and $732,729 expiring in 2022. For the GQG Partners US Select Quality Equity Fund, to the Adviser was $249,294 expiring in 2022. For the GQG Partners Global Quality Equity Fund, to the Adviser was $144,567 expiring in 2022.

Prior to January 1, 2019, the GQG Partners Emerging Markets Equity Fund’s Advisory fee was 0.95% and the contractual expense limit was 1.08%.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended July 31, 2019, were as follows::

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund*	GQG Partners Global Quality Equity Fund**
Purchases
U.S. Government	$—	$322,078	$—
Other	1,565,031,663	76,503,392	19,527,722
Sales
U.S. Government	$—	$317,664	$—
Other	858,709,069	36,403,942	5,450,567

*	Commenced operations on September 28, 2018.
**Commenced	operations on March 29, 2019.

7. Share Transactions:

	Year Ended July 31, 2019	Year Ended July 31, 2018
GQG Partners Emerging Markets Equity Fund
Investor Shares
Issued	991,226	936,395
Reinvestment of Distributions	4,614	848
Redeemed	(412,300)	(312,895)

Total Investor Shares Transactions	583,540	624,348

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

	Year Ended July 31, 2019	Year Ended July 31, 2018
Institutional Shares
Issued	97,999,741	62,400,044
Reinvestment of Distributions	451,114	37,529
Redeemed	(37,218,581)	(4,524,183)

Total Institutional Shares Transactions	61,232,274	57,913,390

R6 Shares
Issued	678,024	474,022
Reinvestment of Distributions	4,301	77
Redeemed	(122,151)	(52,749)

Total R6 Shares Transactions	560,174	421,350

Net Increase in Shares Outstanding From Share Transactions	62,375,988	58,959,088

		Period Ended July 31, 2019*
GQG Partners US Select Quality Equity Fund
Investor Shares
Issued		181,234
Reinvestment of Distributions		158
Redeemed		(146,215)

Total Investor Shares Transactions		35,177

Institutional Shares
Issued		4,152,069
Reinvestment of Distributions		1,252
Redeemed		(8,854)

Total Institutional Shares Transactions		4,144,467

R6 Shares
Issued		25,010
Reinvestment of Distributions		29
Redeemed		(10)

Total R6 Shares Transactions		25,029

Net Increase in Shares Outstanding From Share Transactions		4,204,673

		Period Ended July 31, 2019**
GQG Partners Global Quality Equity Fund
Investor Shares
Issued		34,711
Redeemed		(2,830)

Total Investor Shares Transactions		31,881

Institutional Shares
Issued		1,667,514
Redeemed		(3,781)

Total Institutional Shares Transactions		1,663,733

R6 Shares
Issued		25,012

Total R6 Shares Transactions		25,012

Net Increase in Shares Outstanding From Share Transactions		1,720,626

*	Commenced operations on September 28, 2018.
**	Commenced operations on March 29, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. The permanent difference is primarily related to investments in foreign currency and net operating losses.

Accordingly, the following permanent difference attributable to net operating losses have been reclassified to/from the following accounts as of July 31, 2019:

	Distributable Earnings	Paid in Capital
Global Quality Equity Fund	$ 22,335	$ (22,335)

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2019 and July 31, 2018 were as follows:

Ordinary Income
Emerging Markets Equity Fund
2019	$7,630,428
2018	1,227,603
US Select Quality Equity Fund
2019	$13,093

As of July 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Emerging Markets Equity Fund

Undistributed Ordinary Income	$17,483,055
Short-Term Capital Loss Carryforwards	(81,571,893)
Post October Losses	(38,303,859)
Unrealized Appreciation	186,107,402

Total Distributable Earnings	$83,714,705

US Select Quality Equity Fund

Undistributed Ordinary Income	$125,204
Short-Term Capital Loss Carryforwards	(31,814)
Post October Losses	(409,298)
Unrealized Appreciation	3,683,598
Other Temporary Differences	14,212

Total Distributable Earnings	$3,381,902

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Global Quality Equity Fund

Post October Losses	(124,319)
Unrealized Appreciation	665,629
Other Temporary Differences	55,838

Total Distributable Earnings	$597,148

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund have $81,571,893, $31,814 of short-term capital loss carryforwards as of July 31, 2019, respectively.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at July 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$1,536,261,977	$210,354,145	$(24,246,743)	$186,107,402
US Select Quality Equity Fund	39,662,726	3,978,742	(295,144)	3,683,598
Global Quality Equity Fund	13,952,815	753,829	(88,201)	665,628

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Commodities Risk (GQG Partners Global Quality Equity Fund) – The prices of physical commodities (such as energy, metals, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Emerging Markets Securities Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Equity securities include common stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

New Fund Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because each of these two Funds are new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Preferred Stock Risk (GQG Partners Global Quality Equity Fund) – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At July 31, 2019, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, was as follows:

Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	4	81%
Institutional Shares	4	64%
R6 Shares	4	72%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	100%
Institutional Shares	3	97%
R6 Shares	1	100%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	94%
Institutional Shares	2	86%
R6 Shares	1	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

GQG Partners Emerging Markets Equity Fund
Investment Income:	Year Ended July 31, 2018
Investor Shares	$(11,557)
Institutional Shares	(1,215,032)
R6 Shares	(1,014)

$(1,227,603)

12. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
GQG Partners Emerging Markets Equity Fund	For the year ended July 31, 2019	For the years ended July 31, 2019 and 2018
GQG Partners US Select Quality Equity Fund	For the period September 28, 2018 to July 31, 2019	For the period September 28, 2018 to July 31, 2019
GQG Partners Global Quality Equity Fund	For the period March 29, 2019 to July 31, 2019	For the period March 29, 2019 to July 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2019

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2019 to July 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Emerging Markets Equity Fund

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,111.90	1.14%	$5.97
Hypothetical 5% Return	1,000.00	1,019.14	1.14	5.71

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,113.40	0.98%	$5.14
Hypothetical 5% Return	1,000.00	1,019.93	0.98	4.91

R6 Shares
Actual Portfolio Return	$1,000.00	$1,112.50	0.98%	$5.13
Hypothetical 5% Return	1,000.00	1,019.93	0.98	4.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

US Select Quality Equity Fund

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,109.80	0.59%	$3.09
Hypothetical 5% Return	1,000.00	1,021.87	0.59	2.96

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,109.70	0.59%	$3.09
Hypothetical 5% Return	1,000.00	1,021.87	0.59	2.96

R6 Shares
Actual Portfolio Return	$1,000.00	$1,109.60	0.59%	$3.09
Hypothetical 5% Return	1,000.00	1,021.75	0.59	2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2019

Global Quality Equity Fund

	Beginning Account Value 2/1/19	Ending Account Value 7/31/19	Annualized Expense Ratios	Expenses Paid During Period
Investor Shares
Actual Portfolio Return	$1,000.00	$1,048.00	0.90%	$3.16	*
Hypothetical 5% Return	1,000.00	1,020.33	0.90	4.51	^

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,048.00	0.75%	$2.63	*
Hypothetical 5% Return	1,000.00	1,021.08	0.75%	3.76	^

R6 Shares
Actual Portfolio Return	$1,000.00	$1,048.00	0.75%	$2.63	*
Hypothetical 5% Return	1,000.00	1,021.08	0.75	3.76	^

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period since inception March 29, 2019, to the year ended July 31, 2019).

^	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Board Considerations in Approving the GQG Partners Global Quality Equity Fund’s Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on March 14, 2019 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

(“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as deemed to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of July 31, 2019:

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Other Directorships Held in the Past Five Years
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Other Directorships Held in the Past Five Years
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2019, the Fund is designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
GQG Partners Emerging Markets Equity Fund	0.00%	100.00%	100.00%	1.50%	86.58%	0.00%	1.38%	0.00%
GQG Partners US Select Quality Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	6.34%	0.00%
GQG Partners Global Quality Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2019, the total amount of foreign source income is $18,780,147. The total amount of foreign tax paid is $2,005,119. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2019			FYE July 31, 2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$506,015	$0	$0	$378,215	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$60,100	$0	$0	$45,000
(d)	All Other Fees	$0	$0	$10,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year as follows:

2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$23,270	None	None
(b)	Audit-Related Fees	None	None	None
(c)	Tax Fees	None	None	None
(d)	All Other Fees	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

2019
Audit-Related Fees	None
Tax Fees	None
All Other Fees	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $70,100 and $45,000, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal-year-ended July 31st was $0 for 2019.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
Date: October 8, 2019	President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
Date: October 8, 2019	President

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and
Date: October 8, 2019	Chief Financial Officer

*	Print the name and title of each signing officer under his or her signature.